4 th Quarter 2010 Earnings Conference January 10, 2011 Alcoa Logo Exhibit 99.2

Alcoa
Logo
Cautionary Statement
Forward-Looking Statements
This presentation contains statements that relate to future events and expectations and as such constitute forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. Forward-looking statements include those containing such words as
“anticipates,” “estimates,” “expects,” “forecasts,” “intends,” “outlook,” “plans,” “projects,” “should,” “targets,” “will,” or other words of similar meaning. All statements that reflect Alcoa’s expectations, assumptions, or projections about the future other than statements of historical fact are forward-looking statements, including, without limitation, forecasts concerning global demand for aluminum, aluminum end-market growth, aluminum consumption rates, or other trend projections, targeted financial results or operating performance, and statements about Alcoa’s strategies, objectives, goals, targets, outlook, and business and financial prospects. Forward-looking statements are subject to a number of known and unknown risks, uncertainties, and other factors and are not guarantees of future performance. Actual results, performance, or outcomes may differ materially from those expressed in or implied by those forward-looking statements. Important factors that could cause actual results to differ materially from those in the forward-looking statements include: (a) material adverse changes in aluminum industry conditions, including global supply and demand conditions and fluctuations in London Metal Exchange-based prices for primary aluminum, alumina, and other products, or the effect of the move toward index-based pricing for alumina; (b) unfavorable changes in general business and economic conditions, in the global financial markets, or in the markets served by Alcoa, including automotive and commercial transportation, aerospace, building and construction, distribution, packaging, oil and gas, defense, and industrial gas turbines; (c) the impact of changes in foreign currency exchange rates on costs and results, particularly the Australian dollar, Brazilian real, Canadian dollar, and Euro; (d) increases in energy costs, including electricity, natural gas, and fuel oil, or the unavailability or interruption of energy supplies; (e) increases in the costs of other raw materials, including caustic soda or carbon products; (f) Alcoa’s inability to achieve the level of revenue growth, cash generation, cost savings, improvement in profitability and margins, fiscal discipline, or strengthening of operations (including improving the position of its bauxite, refining and smelter system on the world cost curve), anticipated from its productivity improvement, cash sustainability and other initiatives; (g) Alcoa's inability to realize expected benefits from newly constructed, expanded or acquired facilities or from international joint ventures as planned and by targeted completion dates, including the joint venture in Saudi Arabia or the upstream operations in Brazil; (h)
political, economic, and regulatory risks in the countries in which Alcoa operates or sells products, including unfavorable changes in laws and governmental policies; (i) the outcome of contingencies, including legal proceedings, government investigations, and environmental remediation; (j) the outcome of negotiations with, and the business or financial condition of, key customers, suppliers, and business partners;
(k) changes in tax rates or benefits; and (l) the other risk factors summarized in Alcoa's Form 10-K for the year ended December 31, 2009, Forms 10-
Q for the quarters ended March 31, 2010, June 30, 2010, and September 30, 2010, and other reports filed with the Securities and
Exchange Commission (SEC). Alcoa disclaims any obligation to update publicly any forward-looking statements, whether in response to new information, future events or otherwise, except as required by applicable law.
Non-GAAP Financial Measures
Some of the information included in this presentation is derived from Alcoa’s consolidated financial information but is not presented in Alcoa’s financial statements prepared in accordance with U.S. generally accepted accounting principles (GAAP). Certain of these data are considered
“non-GAAP financial measures” under SEC rules. These non-GAAP financial measures supplement our GAAP disclosures and should not be considered an alternative to the GAAP measure. Reconciliations to the most directly comparable GAAP financial measures and management’s rationale for the use of the non-GAAP financial measures can be found in the Appendix to this presentation and on our website at
www.alcoa.com under the “Invest” section. Any reference during the discussion today to EBITDA means adjusted EBITDA, for which we have provided calculations and reconciliations in the Appendix and on our website.
2

Chuck McLane Executive Vice President and Chief Financial Officer Alcoa Logo

Alcoa
Logo
4
th
Quarter 2010 Financial Overview
Income from Continuing Operations
of $258 million, or
$0.24 per
share;
Restructuring and other special items totaled a
favorable $35 million, or $0.03 per
share
Cash from Operations of $1.4 billion; Free Cash Flow of $1.0 billion
Revenue up 7% sequentially,
4% versus 4Q’09
Adjusted EBITDA of $782 million, 13.8% Margin
Debt balance reduced; cash on hand at $1.5b
Debt to Capital of
34.8%,
90 basis points lower sequentially
4

Alcoa
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Sequential Income Statement Summary
$ Millions
3Q’10 4Q’10 Change
Sales $5,287 $5,652 $365
Cost of Goods Sold $4,413 $4,538 $125
COGS % Sales 83.5% 80.3% (3.2 % pts.)
Selling, General Administrative, Other $232 $282 $50
SGA % Sales 4.4% 5.0% 0.6 % pts.
Restructuring and Other Charges $2 ($12) ($14)
Effective Tax Rate (81.7%) 16.1% NA
Income from Continuing Operations $61 $258 $197
Income Per Diluted Share $0.06 $0.24 $0.18
5

Alcoa
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$ Millions
After-Tax & Non-
Controlling Interests
Earnings
Per Share
Income Statement
Classification Segment
Restructuring $8 Restructuring Corporate
Discrete Tax Items $18 Taxes Corporate
Mark-to-Market Derivatives $9 Other Income/Expense Corporate
Total $35 $0.03
4
th
Quarter Restructuring and Special Items
6

Alcoa
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4
th
Quarter 2010 vs. 3
rd
Quarter 2010 Earnings Bridge
Income from Continuing Operations excluding Restructuring & Special Items ($ millions)
7
See appendix for reconciliation
$96
$154
$14
$12 ($29)
($20)
($17)
$35 ($22)
$223
3Q10 LME Price/Mix Volume Raw Mat'l
Costs
Currency Energy Taxes Other 4Q10

3Q'10
Price
Volume
Currency
Productivity
Cost Increases
Taxes
Other
4Q'10

Alcoa
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Alumina
4
th
Quarter Highlights
1
st
Quarter Outlook
4
th
Quarter Business Conditions
8
4Q 09 3Q 10 4Q 10
Production (kmt) 3,897 4,047 4,119
3
rd
Party Shipments (kmt) 2,716 2,423 2,433
3
rd
Party Revenue ($MM) 760 717 759
ATOI ($MM) 19 70 65
Adjusted EBITDA rises by 23% over Q3
Record quarterly production
Realized third-party alumina price up 9%
Negative currency impact of $25 million primarily
driven by Australian dollar
Higher raw material costs
Negative impact from discrete Q3 tax benefit in Brazil
Sao Luis recovery costs similar to Q3
Production to remain flat
Pricing to follow two-month lag on LME
Higher maintenance costs of $15m on scheduled
outages
Sao Luis ramp-up stabilizes with no further
recovery costs
Productivity improvements to continue
4
th
Quarter Performance Bridge
$ Millions
$70
$65
$50
$1
($25)
$3
($11)
($29)
$6

3Q'10
Price/Mix
Volume
Currency
Energy
Cost Increases
Productivity
Aviles
Other
4Q'10

Alcoa
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Primary Metals
4
th
Quarter Highlights 4
th
Quarter Business Conditions
1
st
Quarter Outlook
9
4Q 09 3Q 10 4Q 10
Production (kmt) 897 891 913
3
rd
Party Shipments (kmt) 878 708 743
3
rd
Party Revenue ($MM) 1,900 1,688 1,970
3
rd
Party Price ($/MT) 2,155 2,261 2,512
ATOI ($MM) (214) 78 178
Realized pricing up 11% sequentially
Aviles returned to full production as planned
Negative currency impact in all regions
Higher energy and raw material costs
Pricing to follow 15-day lag to LME
Restart cost of $10 million for US smelters
Higher raw material costs
Production flat, and productivity improvements to
continue
4
th
Quarter Performance Bridge
$ Millions
$78
($28)
($2)
$178
$147
$5
($11)
$5
$8
($24)

3Q10
Price/Mix
Volume
Currency
Energy
Cost Increases
Other
4Q10

Alcoa
Logo
10
1
st
Quarter Outlook
4
th
Quarter Business Conditions 4
th
Quarter Highlights
ATOI  $ Millions 4Q 09 3Q 10 4Q 10
Flat-Rolled Products,
excl Russia, China & Other
64 61 55
Russia, China & Other (27) 5 (2)
Total ATOI
37 66 53
Seasonal volume declines in North America and
Europe
Russia profitable for third consecutive quarter
despite lower volumes
Scrap and alloying cost pressures
Strengthened demand in most regions
Improvements in price and mix
Higher energy costs expected
Productivity improvements to continue
4
th
Quarter Performance Bridge
$ Millions
Flat-Rolled Products
$66
$8
($11)
$1 ($2)
($6)
($3)
$ 53

3Q'10
Price/Mix
Volume
Currency
Cost Increases
4Q'10

Alcoa
Logo
Engineered Products and Solutions
4
th
Quarter Business Conditions
1
st
Quarter Outlook
4
th
Quarter Highlights
11
Markets remain stable across the portfolio
Slight increase in Commercial Transportation
offset by Building and Construction seasonality
Productivity improvements to continue
$ Millions 4Q 09 3Q 10 4Q 10
3
rd
Party Revenue 1,097 1,173 1,215
ATOI 57 114 113
Adjusted EBITDA % of
Revenue
12% 18% 17%
4
th
Quarter Performance Bridge
$ Millions
$114
$4
$5 $1
($11)
$113
Adjusted EBITDA margin up 5% vs. Q4 '09
Volume improvements in Aerospace and
Commercial Transportation
Seasonal shutdowns and weather delays
impacted results

Alcoa
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4
th
Quarter 2010 Cash Flow Overview
12
See appendix for free cash flow reconciliation
4Q’10 FCF
$1.0 billion
$1.5 billion
of cash
($ Millions) 4Q'09 3Q'10 4Q'10
Net Income ($268) $109 $292
DD&A 369 358 371
Change in Working Capital 523 213 564
Pension Contributions (26) (26) (43)
Taxes / Other Adjustments 526 (262) 186
Cash From Operations $1,124 $392 $1,370
Dividends to Shareholders (30) (31) (31)
Change in Debt (286) (555) (113)
Distributions to  Noncontrolling Interest (47) (41) (102)
Contributions from Noncontrolling Interest 153 57 41
Other Financing Activities 0 (4) 4
Cash From Financing Activities ($210) ($574) ($201)
Capital Expenditures (363) (216) (365)
Other Investing Activities (137) (128) (109)
Cash From Investing Activities ($500) ($344) ($474)
Debt-to-Cap
in target
range at
34.8%

Alcoa
Logo
2010 Full-Year Financial Overview
13
Exceeded all Cash Sustainability targets
Income from Continuing Operations
of
$262
million,
or
$0.25 per share;
Restructuring and other special items totaled an unfavorable
$297 million, or $0.29
per share
Cash from operations of $2.3 billion; Free Cash Flow of $1.2 billion,
best result
since 2003
Selling, General Administrative, Other Expenses less than $1.0b, lowest level
since 1999
Adjusted
EBITDA of $2.7b,
655% improved from 2009 and
Adjusted EBITDA
Margins of
12.9%,
11.0% points better than 2009
Debt balance reduced by
$654m,
debt maturity extended
Debt to Capital of
34.8%,
390 basis points lower than Q4 2009

Alcoa
Logo
2010 vs. 2009 Earnings Bridge
Income (Loss) from Continuing Operations excluding Restructuring & Special Items
($ millions)
14
See appendix for reconciliation
($685)
$1,386
$221
($170)
($333)
$371
($251)
$20
$559
YTD09 LME Price / Mix Energy Currency Productivity LIFO Taxes / Other YTD10

Alcoa
Logo
Exceeded All Cash Sustainability Targets
Procurement
1
Overhead
$500
Total Capex
2
$1,250
Working Capital
35
2010 Cash Sustainability Operational Targets and Actual Performance
$ Millions
$509
$1,212
34
$ Millions $ Millions Days Working Capital
$2,500
$2,643
2010
Actual
2010
Target
2010
Actual
2010
Target
2010
Actual
2010
Target
2010
Actual
2010
Target
1 Procurement and other productivity 2 Total Capex includes investments in Ma’aden project
15

Alcoa
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Procurement and Overhead – Sustainable Reductions
16
2009 2010
$ Millions
$2,000
$ Millions
$1,998
$1,500
2009
Target
2009
Actual
1 Procurement and other productivity
Procurement
1
2010
Original
Target
2010
Revised
Target
Overhead
$2,500
$2,643
2010
Actual
2009 2010
$ Millions
$400
$ Millions
$412
$200
2009
Target
2009
Actual
2010
Original
Target
2010
Revised
Target
$500 $509
2010
Actual

Alcoa
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Maintaining Discipline in Capital Expenditures
17
Total Capex includes investments in Ma’aden project
2009
$ Millions
2009
Target
2009
Actual
Total Capital Expenditures
2010
$ Millions
$1,212
$1,250
2010
Target
2010
Actual
$1,622
$1,800

Alcoa
Logo
43
73
83
47
37
53
75
37
34
49
65
34
GPP GRP EPS Alcoa
Sustainable Reductions in Days Working Capital
18
2008 2009 2010 2008 2009 2010 2008 2009 2010 2008 2009 2010
1 day better
than 2010
target
Yearly
Improvement in
Each Group
Reduction in 13
Days Working
Capital

Alcoa
Logo
Liquidity and Financial Positions Continue to Strengthen
19
Drove Cash Sustainability savings to the
bottom line…
…efficiently managed cash flows and
capex…
…strengthened the balance sheet
Adjusted Income (Loss) ($ Millions) Free Cash Flow ($ Millions)
Debt  ($ Millions) & Debt-to-Capital %
…improved liquidity…
Cash on Hand ($ Millions)
(221)
(477)
(256)
39
9
101
139
96
223
4Q'08 1Q'09 2Q'09 3Q'09 4Q'09 1Q'10 2Q'10 3Q'10 4Q'10
(409)
(742)
(90)
(186)
761
(22)
87
176
1,005
4Q'08 1Q'09 2Q'09 3Q'09 4Q'09 1Q'10 2Q'10 3Q'10 4Q'10
762
1,131
851
1,066
1,481
1,292
1,344
843
1,543
4Q'08 1Q'09 2Q'09 3Q'09 4Q'09 1Q'10 2Q'10 3Q'10 4Q'10
10,578
10,205
10,265
10,073
9,819
9,757
9,800
9,309
9,165
42.5%
38.7%
34.8%
4Q'08 1Q'09 2Q'09 3Q'09 4Q'09 1Q'10 2Q'10 3Q'10 4Q'10
Gross Debt Debt to Cap

Klaus Kleinfeld Chairman and Chief Executive Officer 20 Alcoa Logo

Historic Price Decline

Historic Decline In Aluminum Price

Broad-based Demand Destruction

Market Conditions in 2009

Demonstrating Solid Execution of Holistic Approach
Operational
Financial
Overhead Rationalizations
CapEx Reductions
Working Capital Initiatives
Asset Dispositions
Net proceeds
Dividend Reduction
Annual cash savings
Equity and Equity-Linked Financings
Gross proceeds

Percentile
30th
25th
20th
30th
23rd
Strategy Executed
Current

Percentile
50th
45th
40th
51st
41st
Strategy Executed
Current

2013 Targets
GRP: $2.5 billion
EPS: $1.6 billion
incremental revenue
EBITDA margins
exceeding historical levels

Alcoa
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Seizing Opportunity and Accelerating Value
21
2008: Extraordinary Times;
Extraordinary Measures
2009: Turning Crisis into
Opportunity
2010: Seizing Opportunity;
Accelerating Value
Strategic Growth
Estreito
Samara Bohai
Upstream
Mid- and Down-Stream
Seven Promises
Sao Luis and Juruti
2015 Refining Cost Curve Position
2015 Smelting Cost Curve Position

Dow Jones Sustainability Indexes

maplecroft™
Risk, responsibility and reputation

CERTIFIED
cradletocradle
SILVER

guia EXAME
Sustentabilidade 2010

FORTUNE
AMERICA'S MOST ADMIRED COMPANIES

Alcoa
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Sustainability Leadership Best Ever Safety Performance
Alcoa Lives Its Values Every Day
22
Lost Workday Incident Rate
9
th
Consecutive Year
Safety Incident Rate History and Significant Accreditations in 2010
Ranked Third of 339 Companies
Named to World & North American Indexes
Alcoa Primary Aluminum, Can and bottle Sheet
and Kawneer products Certified
82% of Alcoa
locations had
no LWD in 2010
Sustainable
Company of
the Year by
Exame
Magazine
0.29
0.31
0.19
0.19
0.13
0.13
0.11
0.15
0.14
0.15
0.12

Alcoa
Logo
Alcoa Continues To Exceed Its Aggressive Targets
Procurement
1
Overhead
$500
Total Capex
2
$1,250
Working Capital
35
2010 Cash Sustainability Operational Targets and Actual Performance
$ Millions
$509
$1,212
34
$ Millions $ Millions Days Working Capital
$2,500
$2,643
2010
Actual
2010
Target
2010
Actual
2010
Target
2010
Actual
2010
Target
2010
Actual
2010
Target
1 Procurement and other productivity 2 Total Capex includes investments in Ma’aden project
23

Alumina Cost Curve
Alcoa 2015 23rd Percentile
Alcoa Today 30th Percentile
$/MT
700
600
500
400
300
200
100
0
25th percentile
50th percentile
75th percentile
0
20,000
40,000
60,000
80,000
100,000
120,000
Cumulative Production (000MT)

Alcoa
Logo
Driving Bauxite and Refining To 1
st
Quartile by 2015
24
Alumina Production Capacity: 18 mmt
Source: CRU
Adjusted EBITDA  per Metric Ton
– Sao Luis operating at full capacity
– Record production in 2010 with unparalleled
growth potential
–
Ma’aden,
lowest cost refinery online in 2014
– Current capacity of 18 MMT
– Move to index pricing continues
The Alumina Leader
10 Yr Average ~ $70/MT
LME
Adjusted EBITDA/MT
72
62
44
48
68
75
110
104
81
20
47
1,549
1,447
1,350
1,433
1,719
1,900
2,570
2,641
2,572
1,664
2,173
2000 2001 2002 2003 2004 2005 2006 2007 2008 2009 2010

Aluminum Cost Curve
3,500
3,000
2,500
2,000
1,500
1,000
500
0
$/MT
Alcoa Today
51st
Percentile
Alcoa 2015
41st Percentile
25th
Percentile
50th
Percentile
75th
Percentile
0
10,000
20,000
30,000
40,000
50,000
60,000
Cumulative Production (000MT)

Alcoa
Logo
Aluminum Production Capacity: 4.5 mmt
Driving Smelting Business To 2
nd
Quartile by 2015
25 Source: CRU
– Optimizing smelter portfolio; reducing costs
– Leveraging casthouse system to capture
higher value-added
–
Ma’aden,
lowest cost smelter online in 2013
– Improving cost curve position
– Repowered asset base
– Restart of 200,000 tonnes of production
Restructuring for Profitable Growth
Adjusted EBITDA  per Metric Ton
487
460
321
336
418
398
784
626
392
(159)
320
1,549
1,447
1,350
1,433
1,719
1,900
2,570
2,641
2,572
1,664
2,173
2000 2001 2002 2003 2004 2005 2006 2007 2008 2009 2010
10 YR Average ~ $410/MT

Alcoa
Logo
Distribution
14%
Automotive
7%
B&C
6%
Commercial
Transport
5%
Industrial
/Other
14%
Packaging
43%
Aerospace
11%
Rolled Products Positioned To Add $2.5b in Revenue by
2013
Flat Rolled Products financial and strategic overview
Adjusted EBITDA & Adjusted EBITDA % Sales
26
573 541 495 479 531 620 536 498 254 224 551
Adjusted EBITDA $Millions
Adjusted EBITDA % Sales
2010 3
rd
Party Sales by Market
80%
Utilization
– Targeting $2.5b in revenue growth by 2013,
growing 50% faster than market
– Aerospace growth from robust build rates
– Russia and China to capture growth in
emerging markets
– Innovation in
automotive,
consumer
electronics and packaging
–
Ma’aden,
lowest cost rolling mill online in
2013
Leveraging our strategic asset base
11% 11% 11%
10%
9% 9%
6%
5%
3%
4%
9%
2000 2001 2002 2003 2004 2005 2006 2007 2008 2009 2010

Alcoa
Logo
Aerospace
47%
IGT
11%
B&C
19%
Commercial
Transport
13%
Automotive
4%
Other
6%
Engineered Products Targeting $1.6b in Revenue by 2013
Engineered Products & Solutions financial and strategic overview
Adjusted EBITDA & Adjusted EBITDA % Sales
27
368 436 287 356 495 536 676 783 922 630 762
Adjusted EBITDA $Millions
Adjusted EBITDA % Sales
2010 3
rd
Party Sales by Market
72%
Utilization
65%
Utilization
Strong Platform for Profitable Growth
– Targeting $1.6b in revenue growth by
2013 from market growth, new product
introductions, and share gains
– Selected acquisitions in target markets
– Increased aluminum wheel penetration
– Product innovations accelerate growth
11% 11%
8%
9%
12%
11%
12%
13%
15%
13%
17%
2000 2001 2002 2003 2004 2005 2006 2007 2008 2009 2010

Alcoa
Logo
28
Ma’aden and Alcoa Pour Concrete for the Middle East’s First Integrated Smelter and Rolling Mill
First Concrete Pour and Financing Secured in Ma’aden
Poured first concrete
on October 24, 2010
Successful, heavily
over-subscribed bank financing
for smelter and rolling mill
announced November 30, 2010
All major equipment has been ordered
Smelter and rolling mill on-line
in 2013
and bauxite mine and refinery
in 2014

North America	Europe	China	Global
	**Aerospace**				5%-7% sales growth
	**Automotive**	9%-13% sales growth	0%-5% sales growth	9%-14% sales growth	5%-11% sales growth
	**Heavy Truck & Trailer**	27%-33% sales growth	12%-17% sales growth	0%-3% sales growth	0%-5% sales growth
	**Beverage Can Packaging**	Relative flat sales	5%-7% sales growth	7%-10% sales growth	0%-2% sales growth
	**Commercial Building and Construction**	4%-8% sales decline	4%-6% sales decline	10%-12% sales growth	2%-3% sales growth
	**Industrial Gas Turbine**				5%-10% heavy duty gas turbine build rate growth

Alcoa Logo Market Conditions In 2011 Alcoa End Markets: Current Assessment of 2011 vs. 2010 Conditions Source: Alcoa analysis 29

Alcoa
Logo
4%
15%
2011 Projected Primary Aluminum Consumption by Region (in mmt)
2011 Growth Maintains 2010 Momentum With 12% Increase
Russia
Brazil
Asia w/o China
North America
Europe
China
2010 vs. 2011
2011 Estimated
Consumption
4%
6%
10%
21%
16% 15%
*Other
24%
44.5
2010
Forecast
2011
Forecast
15%
30
6%
2010 Global Demand
Growth Rate:  13%
2011 Global Demand
Growth Rate 12%
vs. 2010
(2011 ex China: 11%)
10%
India
6%
15%
7%
*Other consists of: Middle East, Latin America ex Brazil, and Rest of World including unallocated global increase
14%
19.0
6.9
5.6
5.45
3.6
1.9
1.1
1.0

80
70
50
40
20
0
LME
Shanghai
Japan Port
Producer
52 days of consumption
LME at 36 days
Non-LME at 16 days
Global Inventories 7 Days Lower vs. 3Q'10
Nov-05
May-06
Nov-06
May-07
Nov-07
May-08
Nov-08
May-09
Nov-09
May-10
Nov-10

Jan-09
May-09
Sep-09
Jan-10
May-10
Sep-10
Dec-10

Alcoa
Logo
Consumption Driving Inventory Decline and High Premiums
31
Regional Premiums Near All-Time Highs Global Inventories Falling
$113 / MT
$205 / MT
$137 / MT
Source: Alcoa estimates, LME, SHFE, IAI, Marubeni, Platt’s Metals Week and Metal Bulletin
0%
100%
200%
300%
400%
500%
600%
700%
800%
900%
Midwest
Japan
Europe

Alcoa
Logo
Western World
Annualized Production (Nov 2010) 25,225
Restarts and Expanded Capacity 1,260
Total Supply 26,485
Western World Consumption (25,540)
(Deficit) Surplus 945
China
Annualized Production  (Nov 2010) 14,575
Restarted and Expanded Capacity 3,700
Total Supply 18,275
Consumption (18,975)
(Deficit) Surplus (700)
2011 Primary Aluminum Balances
32
China
Western World
Production
Demand
Surplus
Source: Alcoa estimates, Brook Hunt, CRU, CNIA, IAI
Deficit
Production
Demand
2011E Aluminum Supply / Demand Balance (in kmt)

Alcoa
Logo
2011 Global Alumina Balances
33
Source: Alcoa estimates, Brook Hunt, CRU, CNIA, IAI
China Western World
2011 Annualized Production 32,600
Imports from Western World 4,000
Supply 36,600
Demand (36,600)
(Deficit) / Surplus
0
2011 Annualized Production 56,400
Exports to China (4,000)
Supply 52,400
Demand  (52,400)
(Deficit) / Surplus 0
Production Demand
Balanced
2011E Alumina Supply / Demand Balance (in kmt)

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Copper Up Pressure to Replace Aluminum Wins
34
Copper Prices Moving Up
Low  Voltage
Electrical
wiring & cable
Transportation
Cladding
Other
Sources: Bank of America / Merrill Lynch, International Copper Study Group and Alcoa Analysis
Potential
20% substitution
3.8 mmt per year
320%
19 mmt
Refined Cu
Aluminum Is The Natural Substitute
•Heat sinks for electronics, PCB’s
•Building façades
•Bussed electrical center components
•Wire harnesses
•High Voltage Cables
•Utility buss bars
•Low voltage installations in cities,
industrial or commercial buildings
•Battery cables
Aluminum Replacement Examples
High Voltage
$2,321
$9,740
12/31/03 12/31/10

Infinitely Recyclable
Durable
Strong
Dissipates Heat
Lightweight
Limitless Design Options
Authentic Beautiful Surfaces
Metallic Feel

Alcoa
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Aluminum’s Advantages Recognized In Consumer Electronics
35
Samsung 9 Series Notebook
(anodized / brushed cover)
Samsung 8000 Series LED TV
(coated / brushed bezel)
Advantages of Aluminum
Aluminum-Intensive Devices
CES 2011
Nokia N Series Smartphone
(color anodized case)
Panasonic Viera TV
(brushed bezel)

Percentile
30th
25th
20th
30th
23rd
Strategy Executed
Current

Percentile
50th
45th
40th
51st
41st
Strategy Executed
Current

2013
GRP: $2.5 billion incremental revenue with EBITDA margins exceeding historical levels

2013
EPS: $1.6 billion incremental revenue with EBITDA margins exceeding historical levels

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Accelerating Shareholder Value in 2011 and Beyond
36
Upstream
2015 Cost Curve Changes
Refining Cost Curve Position
Smelting Cost Curve Position
Midstream
2013 Revenue Targets
Downstream
2013 Revenue Targets
2011 Financial Targets
Sustaining
Capex
$1.0b
Growth
Capex
$0.5b
Debt-to-cap
Ratio
30 to 35%
Positive
Free Cash
Flow
Ma’aden
Investment
$0.4b

Upstream

2015 Refining Cost Curve Position

Percentile
30th
25th
20th
30th
23rd
Strategy Executed
Current

2015 Smelting Cost Curve Position

Percentile
50th
45th
40th
51st
41st
Strategy Executed
Current

Midstream 2013 Revenue Targets

2013
GRP: $2.5 billion incremental revenue with EBTIDA margins exceeding historical levels

Downstream 2013 Revenue Targets

2013
EPS: $1.5 billion incremental revenue with EBTIDA margins exceeding historical levels

2011 Financial Targets

Sustaining Capex	Growth Capex	Ma'aden Investment	Debt-to-cap Ratio	Positive Free Cash Flow
$1.0b	$0.5b	$0.4b	30 to 35%

Alcoa
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Continued Acceleration of Shareholder Value in 2011
Market Environment
All global end-
markets showing
improvement from
2010
Aluminum supply /
demand surplus
continues to shrink
from 2010
Currency and energy
cost headwinds
persist
Alcoa Actions
Upstream assets
focusing on
restructuring and
long-term cost curve
improvement and
better prices
Midstream continuing
with improved
margins and growth
Downstream assets
building on improved
margins and growth
Maintaining fiscal
discipline
Leveraging strategic
growth investments
37
Aggressive Targets

Alcoa Logo Roy Harvey Director, Investor Relations 390 Park Avenue New York, NY 10022-4608 Telephone: (212) 836-2674 www.alcoa.com Additional Information 38 Alcoa Logo

Alcoa Logo

Alcoa
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Annual Sensitivity Summary
40
Currency Annual Net Income Sensitivity
+/- 10% versus USD
Australian $ +/- $75 million
Brazilian $ +/- $50 million
Euro € +/- $40 million
Canadian $ +/- $35 million
+/- $100/MT = +/- $200 million
LME Aluminum Annual Net Income Sensitivity

Alcoa
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Effective Tax Rate
41
Effective tax rate, excluding discrete tax items is a non-GAAP financial measure.  Management believes that the Effective tax rate, excluding discrete tax items is meaningful to investors because it provides a view of Alcoa’s operational tax rate.
$ Millions
1Q’10 2Q’10 3Q’10 4Q’10 YTD’10
(Loss) income from continuing operations before income taxes ($88) $228 $60 $348 $548
Provision for income taxes $84 $57 ($49) $56 $148
Effective tax rate as reported (95.5%) 25.0% (81.7%) 16.1% 27.0%
Discrete tax provisions:
Medicare Part-D $79 - - - $79
Transaction-related and other items $33 ($16) ($38) ($18) ($39)
Discrete tax items attributable to Noncontrolling Interest - - ($30) ($2) ($32)
Subtotal - Discrete tax (benefits) provisions $112 ($16) ($68) ($20) $8
(Benefit) Provision for income taxes excluding discrete tax (benefits) provisions ($28) $73 $19 $76 $140
Effective tax rate excluding discrete tax (benefits) provisions 31.8% 32.0% 31.7% 21.8% 25.5%

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Reconciliation of ATOI to Consolidated Net (Loss) Income
Attributable to Alcoa
42
(in millions)
4Q09 2009 1Q10 2Q10 3Q10 4Q10 2010
   Total segment ATOI $    (101) $    (234) $     306  $     381  $     328  $     409  $  1,424
   Unallocated amounts (net of tax):
      Impact of LIFO 87 235 (14) (3) (2) 3 (16)
      Interest income 4 12 3 3 3 3 12
      Interest expense (79) (306) (77) (77) (91) (76) (321)
      Noncontrolling interests (9) (61) (22) (34) (48) (34) (138)
      Corporate expense (92) (304) (67) (59) (71) (94) (291)
      Restructuring and other charges (50) (155) (122) (21) 1 8 (134)
      Discontinued operations (11) (166) (7) (1) – – (8)
      Other (26) (172) (201) (53) (59) 39 (274)
   Consolidated net (loss) income attributable to
Alcoa $    (277) $ (1,151) $    (201) $     136 $       61 $     258 $     254

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Reconciliation of Adjusted Income
43
(in millions)
Quarter ended Year ended
December 31,
2009
March 31,
2010
June 30,
2010
September 30,
2010
December 31,
2010
December 31,
2009
December 31,
2010
Net (loss) income
attributable to Alcoa
$    (277)
$    (201)
$     136
$       61
$     258
$ (1,151)
$     254
Loss from discontinued
operations
      (11)
        (7)
        (1)
         –
         –
    (166)
        (8)
(Loss) income from
continuing
operations
attributable to Alcoa
(266)
(194)
137
61
258
(985)
262
Restructuring and
other charges
49
119
20
(1)
(8)
152
130
Discrete tax items* (82) 112 (16) (38) (18) (110) 40
Special items**      308        64         (2)        74         (9)      258      127
Income (loss) from
continuing
operations
attributable to Alcoa
– as adjusted
$         9
$     101
$     139
$       96
$     223
$    (685)
$     559
Income (loss) from continuing operations attributable to Alcoa – as adjusted is a non-GAAP financial measure.  Management believes that this measure is meaningful to investors because management reviews the operating results of Alcoa excluding the impacts of restructuring and other charges, discrete tax items, and special items.  There can be no assurances that additional restructuring and other charges, discrete tax items, and special items will not occur in future periods.  To compensate for this limitation, management believes that it is appropriate to consider both Income (loss) from continuing operations attributable to Alcoa determined under GAAP as well as Income (loss) from continuing operations attributable to Alcoa – as adjusted.
* Discrete tax items include the following:
      for the quarter ended December 31, 2010, a benefit for the reversal of the remaining valuation allowance related to net operating losses of an international subsidiary ($16) (a portion was initially reversed in the quarter ended September 30,
2010) and a net benefit for other small items ($2);
      for the quarter ended September 30, 2010, a benefit for the reversal of a valuation allowance related to net operating losses of an international subsidiary that are now realizable due to a settlement with a tax authority ($41); a charge for a tax rate change in Brazil ($11); and a benefit for the recovery of a portion of the unfavorable impact included in the quarter ended March 31, 2010 related to unbenefitted losses in Russia, China, and Italy ($8);
      for the quarter ended June 30, 2010, a benefit for a change in a Canadian provincial tax law permitting tax returns to be filed in U.S. dollars ($24), a charge based on settlement discussions of several matters with international taxing authorities ($18), and a benefit for the recovery of a portion of the unfavorable impact included in the quarter ended March 31, 2010 related to unbenefitted losses in Russia, China, and Italy ($10);
      for the quarter ended March 31, 2010, charges for a change in the tax treatment of federal subsidies received related to prescription drug benefits provided under certain retiree health benefit plans ($79), unbenefitted losses in Russia,
China, and Italy ($22), interest due to the IRS related to a previously deferred gain associated with the 2007 formation of the former soft alloy extrusions joint venture ($6), and a change in the anticipated sale structure of the Transportation
Products Europe business ($5);
      for the quarter ended December 31, 2009, a benefit for the reorganization of an equity investment in Canada ($71), a charge for the write-off of deferred tax assets related to operations in Italy ($41), a benefit for a tax rate change in Iceland
($31), and a benefit for the reversal of a valuation allowance on net operating losses in Norway ($21); and, for the year ended December 31, 2009, the previously mentioned items for the quarter ended December 31, 2009 ($82) and a benefit for a change in a Canadian national tax law permitting tax returns to be filed in U.S. dollars ($28).

** Special items include the following:
      for the quarter ended December 31, 2010, unfavorable mark-to-market changes in derivative contracts;
      for the quarter ended September 30, 2010, unfavorable mark-to-market changes in derivative contracts ($29), recovery costs associated with the São Luís, Brazil facility due to a power outage and failure of a ship unloader in the first half of
2010 ($23), restart costs and lost volumes related to a June 2010 flood at the Avilés smelter in Spain ($13), and a net charge for the early repayment of Notes set to mature in 2011 through 2013 due to the premiums paid under the tender offers and call option (partially offset by gains from the termination of related in-the-money interest rate swaps) ($9);
      for the quarter ended June 30, 2010, favorable mark-to-market changes in derivative contracts ($22), a charge for costs associated with the potential strike and successful execution of a new agreement with the USW ($13), and a charge related to an unfavorable decision in Alcoa’s lawsuit against Luminant related to the Rockdale, TX facility ($7);
      for the quarter ended March 31, 2010, charges related to unfavorable mark-to-market changes in derivative contracts ($31), power outages at the Rockdale, TX and São Luís, Brazil facilities ($17), an additional environmental accrual for the
Grasse River remediation in Massena, NY ($11), and the write off of inventory related to the permanent closures of certain U.S. facilities ($5);
      for the quarter ended December 31, 2009, charges related to a recent European Commission’s ruling on electricity pricing for smelters in Italy ($250), a tax settlement related to an equity investment in Brazil ($24), an estimated loss on excess power at our Intalco smelter ($19), and an environmental accrual for smelters in Italy ($15); and, for the year ended December 31, 2009, the previously mentioned items for the quarter ended December 31, 2009 ($308), a gain on an acquisition in Suriname ($35), a gain on the Elkem/SAPA swap ($133), and a loss on the sale of Shining
Prospect ($118).

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Reconciliation of Adjusted Income, con’t
44
(in millions)
Quarter ended
December 31,
2008
March 31,
2009
June 30,
2009
September 30,
2009
Net (loss) income
attributable to Alcoa
$ (1,191)
$    (497)
$    (454)
$       77
(Loss) income  from
discontinued
operations
    (262)
      (17)
    (142)
         4
(Loss) income from
continuing
operations
attributable to Alcoa
(929)
(480)
(312)
73
Restructuring and
other charges
614
46
56
1
Discrete tax items* 65 (28) – –
Special items**        29       (15)          –       (35)
(Loss) income from
continuing
operations
attributable to Alcoa
– as adjusted
$    (221)
$    (477)
$    (256)
$       39
Income (loss) from continuing operations attributable to Alcoa – as adjusted is a non-GAAP financial measure.  Management believes that this measure is meaningful to investors because management reviews the operating results of Alcoa excluding the impacts of restructuring and other charges, discrete tax items, and special items.  There can be no assurances that additional restructuring and other charges, discrete tax items, and special items will not occur in future periods.  To compensate for this limitation, management believes that it is appropriate to consider both Income (loss) from continuing operations attributable to Alcoa determined under GAAP as well as Income (loss) from continuing operations attributable to Alcoa – as adjusted.
* Discrete tax items include the following:
for the quarter ended March 31, 2009, a benefit for a change in a Canadian national tax law permitting tax returns to be filed in U.S. dollars; and, for the quarter ended December 31, 2008, a charge for non-cash tax on repatriated earnings.

** Special items include the following:
for the quarter ended September 30, 2009, a gain on an acquisition in Suriname;
for the quarter ended March 31, 2009, a gain on the Elkem/SAPA swap ($133) and a loss on the sale of Shining Prospect ($118); and, for the quarter ended December 31, 2008, charges for environmental reserve ($26), obsolete inventory ($16), and accounts receivable reserve ($11), and a refund of an indemnification payment ($24).

Alcoa
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Reconciliation of Free Cash Flow
45
(in millions)
Quarter ended Year ended
December 31,
2008
March 31,
2009
June 30,
2009
September 30,
2009
December 31,
2009
March 31,
2010
June 30,
2010
September 30,
2010
December 31,
2010
December 31,
2010
Cash
provided
from
operations
$    608 $   (271) $    328 $    184 $ 1,124 $    199 $    300 $    392 $ 1,370 $ 2,261
Capital
expenditures
(1,017)
    (471)
    (418)
    (370)
    (363)
    (221)
    (213)
    (216)     (365)
(1,015)
Free cash
flow
$   (409) $   (742) $     (90) $   (186) $    761 $     (22) $      87 $    176 $ 1,005 $ 1,246
Free Cash Flow is a non-GAAP financial measure.  Management believes that this measure is meaningful to investors because management reviews cash flows generated from operations after taking into consideration capital expenditures due to the fact that these expenditures are considered necessary to maintain and expand Alcoa’s asset base and are expected to generate future cash flows from operations.  It is important to note that Free Cash Flow does not represent the residual cash flow available for discretionary expenditures since other non-discretionary expenditures, such as mandatory debt service requirements, are not deducted from the measure.

Alcoa
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Days Working Capital
46
Days Working Capital
($ in millions)
Working Capital Components Calculation
Month ended Quarter ended
October 31,
2010
November 30,
2010
December 31,
2010
December 31,
2010
Receivables from customers, less
allowances $   2,104 $   2,111 $   1,565
Less: Accounts receivable
programs
1
200 226 –
Receivables from customers, less
allowances, as adjusted $   1,904 $   1,885 $   1,565 $   1,785
Add: Inventories 2,570 2,477 2,562 2,536
Less: Accounts payable, trade 2,186 2,185 2,322 2,231
Working Capital $   2,288 $   2,177 $   1,805 $   2,090
Sales $   5,652
Days Working Capital 34.0
Days Working Capital = Working Capital (average of three month end amounts) divided by (Sales/number of days in the quarter)
1
During the fourth quarter of 2009, each of the monthly balances of Receivables from customers reflected the sale of $250 million under the Company's accounts receivable securitization program, which was terminated in the first quarter of 2010.  In calculating the average Receivables from customers balance for the fourth quarter of 2010, the balances for October and November were reduced on a pro forma basis by the estimated impact of the accounts receivable programs implemented during the fourth quarter of 2010 to ensure all three months were comparable with the fourth quarter of
2009 for purposes of this calculation.

Alcoa
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Reconciliation of Alcoa Adjusted EBITDA
47
($ in millions)
2000 2001 2002 2003 2004 2005 2006 2007 2008 2009 4Q10 2010
Net income (loss)
attributable to
Alcoa
$  1,484
$     908
$     420
$     938
$  1,310
$  1,233
$  2,248
$  2,564
$      (74)
$ (1,151)
$     258
$     254
Add:
Net income
attributable to
noncontrolling
interests
306
205
181
212
233
259
436
365
221
61
34
138
Cumulative effect
of accounting
changes
5
–
(34)
47
–
2
–
–
–
–
–
–
(Income) loss from
discontinued
operations
(73)
5
101
–
27
50
(22)
250
303
166
–
8
Provision (benefit)
for income taxes
859
524
307
367
546
464
853
1,623
342
(574)
56
148
Other (income)
expenses, net
(136)
(295)
(175)
(278)
(266)
(478)
(236)
(1,920)
(59)
(161)
(43)
5
Interest expense 427 371 350 314 271 339 384 401 407 470 118 494
Restructuring and
other charges
      (1)
      530
      398
      (28)
      (29)
      266
      507
      268
      939
      237
      (12)
      207
Provision for
depreciation,
depletion, and
amortization
   1,123
   1,144
   1,037
   1,110
   1,142
   1,227
   1,252
   1,244
   1,234
   1,311
      371
   1,450
Adjusted Earnings
before interest,
taxes,
depreciation, and
amortization
(EBITDA)
$  3,994
$  3,392
$  2,585
$  2,682
$  3,234
$  3,362
$  5,422
$  4,795
$  3,313
$     359
$     782
$  2,704
Sales $19,947 $19,906 $17,691 $18,879 $21,370 $24,149 $28,950 $29,280 $26,901 $18,439 $  5,652 $21,013
Adjusted EBITDA
Margin

20%

17%

15%

14%

15%

14%

19%

16%

12%

2%

14%

13%
Alcoa’s definition of Adjusted EBITDA is net margin plus an add-back for depreciation, depletion, and amortization.  Net margin is equivalent to Sales minus the following items: Cost of goods sold; Selling, general administrative, and other expenses; Research and development expenses; and Provision for depreciation, depletion, and amortization.  Adjusted EBITDA is a non-GAAP financial measure.  Management believes that this measure is meaningful to investors because Adjusted EBITDA provides additional information with respect to Alcoa’s operating performance and the Company’s ability to meet its financial obligations.  The Adjusted EBITDA presented may not be comparable to similarly titled measures of other companies.

— — — — — — — — — — — — —

— — — — — — — — — — — — —

═ ═ ═ ═ ═ ═ ═ ═ ═ ═ ═ ═ ═

Alcoa
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Reconciliation of Alumina Adjusted EBITDA
48
($ in millions) 2000 2001 2002 2003 2004 2005 2006 2007 2008 2009 3Q10 4Q10 2010
After-tax operating
income (ATOI)
$     585
$     471
$     315
$     415
$     632
$     682
$  1,050
$     956
$     727
$     112
$       70
$       65
$     301
Add:
Depreciation,
depletion, and
amortization
163
144
139
147
153
172
192
267
268
292
100
107
406
Equity (income) loss (3) (1) (1) – (1) – 2 (1) (7) (8) (1) (3) (10)
Income taxes       279       184       130       161       240       246       428       340       277        (22)        (22)        14        60
Other        (12)        (17)        (14)        (55)        (46)          (8)          (6)           2        (26)        (92)          (1)          (3)          (5)
Adjusted Earnings
before interest,
taxes, depreciation,
and amortization
(EBITDA)
$  1,012
$     781
$     569
$     668
$     978
$  1,092
$  1,666
$  1,564
$  1,239
$     282
$     146
$     180
$     752
Production
(thousand metric
tons) (kmt)
13,968
12,527
13,027
13,841
14,343
14,598
15,128
15,084
15,256
14,265
4,047
4,119
15,922
Adjusted
EBITDA/Production
($ per metric ton)

$       72

$       62

$       44

$       48

$       68

$       75

$     110

$     104

$       81

$       20

$       36

$       44

$       47
Alcoa’s definition of Adjusted EBITDA is net margin plus an add-back for depreciation, depletion, and amortization.  Net margin is equivalent to Sales minus the following items: Cost of goods sold; Selling, general administrative, and other expenses;
Research and development expenses; and Provision for depreciation, depletion, and amortization.  The Other line in the table above includes gains/losses on asset sales and other nonoperating items.  Adjusted EBITDA is a non-GAAP financial measure.  Management believes that this measure is meaningful to investors because Adjusted EBITDA provides additional information with respect to Alcoa’s operating performance and the Company’s ability to meet its financial obligations.
The Adjusted EBITDA presented may not be comparable to similarly titled measures of other companies.

Alcoa
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Reconciliation of Primary Metals Adjusted EBITDA
49
($ in millions) 2000 2001 2002 2003 2004 2005 2006 2007 2008 2009 3Q10 4Q10 2010
After-tax operating
income (ATOI)
$  1,000
$     905
$     650
$     657
$     808
$     822
$  1,760
$  1,445
$     931
$    (612)
$       78
$     178
$     488
Add:
Depreciation,
depletion, and
amortization
311
327
300
310
326
368
395
410
503
560
142
140
571
Equity (income) loss (50) (52) (44) (55) (58) 12 (82) (57) (2) 26 – – (1)
Income taxes       505       434       266       256       314       307       726       542       172      (365)         (3)         81         96
Other        (41)          (8)        (47)         12         20        (96)        (13)        (27)        (32)      (176)          (7)          (1)          (7)
Adjusted Earnings
before interest,
taxes, depreciation,
and amortization
(EBITDA)
$  1,725
$  1,606
$  1,125
$  1,180
$  1,410
$  1,413
$  2,786
$  2,313
$  1,572
$    (567)
$     210
$     398
$  1,147
Production
(thousand metric
tons) (kmt)
3,539
3,488
3,500
3,508
3,376
3,554
3,552
3,693
4,007
3,564
891
913
3,586
Adjusted
EBITDA/Production
($ per metric ton)

$     487

$     460

$     321

$     336

$     418

$     398

$     784

$     626

$     392

$    (159)

$     236

$     436

$     320
Alcoa’s definition of Adjusted EBITDA is net margin plus an add-back for depreciation, depletion, and amortization.  Net margin is equivalent to Sales minus the following items: Cost of goods sold; Selling, general administrative, and other expenses; Research and development expenses; and Provision for depreciation, depletion, and amortization.  The Other line in the table above includes gains/losses on asset sales and other nonoperating items.  Adjusted EBITDA is a non-GAAP financial measure.  Management believes that this measure is meaningful to investors because Adjusted EBITDA provides additional information with respect to Alcoa’s operating performance and the Company’s ability to meet its financial obligations.  The Adjusted EBITDA presented may not be comparable to similarly titled measures of other companies.

Alcoa
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Reconciliation of Flat-Rolled Products Adjusted EBITDA
50
($ in millions) 2000 2001 2002 2003 2004 2005 2006 2007 2008 2009 2010
After-tax operating
income (ATOI)
$     296
$     253
$     225
$     222
$     254
$     278
$     233
$     178
$        (3)
$      (49)
$     220
Add:
Depreciation,
depletion, and
amortization
153
167
184
190
200
220
223
227
216
227
238
Equity (income) loss (3) 2 4 1 1 – 2 – – – –
Income taxes       126       124         90         71         75       121         58         92         35         48         92
Other           1          (5)          (8)          (5)           1           1         20           1           6          (2)           1
Adjusted Earnings
before interest,
taxes, depreciation,
and amortization
(EBITDA)
$     573
$     541
$     495
$     479
$     531
$     620
$      536
$     498
$     254
$     224
$     551
Total sales
$  5,167
$  4,868
$  4,571
$  4,768
$  6,042
$  7,081
$  8,610
$  9,597
$  9,184
$  6,182
$  6,457
Adjusted EBITDA
Margin

11%

11%

  11%

10%

9%

9%

6%

5%

3%

4%

9%
Alcoa’s definition of Adjusted EBITDA is net margin plus an add-back for depreciation, depletion, and amortization.  Net margin is equivalent to Sales minus the following items: Cost of goods sold; Selling, general administrative, and other expenses; Research and development expenses; and Provision for depreciation, depletion, and amortization.  The Other line in the table above includes gains/losses on asset sales and other nonoperating items.  Adjusted EBITDA is a non-GAAP financial measure.  Management believes that this measure is meaningful to investors because Adjusted EBITDA provides additional information with respect to
Alcoa’s operating performance and the Company’s ability to meet its financial obligations.  The Adjusted EBITDA presented may not be comparable to similarly titled measures of other companies.

Alcoa
Logo
Reconciliation of Engineered Products and Solutions
Adjusted EBITDA
51
($ in millions)
2000 2001 2002 2003 2004 2005 2006 2007 2008 2009 4Q09 3Q10 4Q10 2010
After-tax operating
income (ATOI)
$     125
$     189
$       63
$     124
$     156
$     271
$     365
$     435
$     533
$     315
$       57
$     114
$     113
$     415
Add:
Depreciation,
depletion, and
amortization
165
186
150
166
168
160
152
163
165
177
50
37
38
154
Equity (income)
loss
(1)
–
–
–
–
–
6
–
–
(2)
(1)
(1)
–
(2)
Income taxes         79         61         39         55         65       116       155       192       222       139         20         63         53         195
Other           –           –         35         11       106        (11)          (2)          (7)           2           1           –           1          (1)           –
Adjusted Earnings
before interest,
taxes,
depreciation, and
amortization
(EBITDA)
$     368
$     436
$     287
$     356
$     495
$     536
$      676
$     783
$     922
$     630
$     126
$     214
$     203
$     762
Total sales
$  3,386
$  4,141
$  3,492
$  3,905
$  4,283
$  4,773
$  5,428
$  5,834
$  6,199
$  4,689
$  1,097
$  1,173
$  1,215
$  4,584
Adjusted EBITDA
Margin

11%

11%

8%

9%

12%

11%

12%

13%

15%

13%

11%

18%

17%

17%
Alcoa’s definition of Adjusted EBITDA is net margin plus an add-back for depreciation, depletion, and amortization.  Net margin is equivalent to Sales minus the following items: Cost of goods sold; Selling, general administrative, and other expenses; Research and development expenses; and Provision for depreciation, depletion, and amortization.  The Other line in the table above includes gains/losses on asset sales and other nonoperating items.  Adjusted
EBITDA is a non-GAAP financial measure.  Management believes that this measure is meaningful to investors because Adjusted EBITDA provides additional information with respect to Alcoa’s operating performance and the
Company’s ability to meet its financial obligations.  The Adjusted EBITDA presented may not be comparable to similarly titled measures of other companies.